UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2016 (August 5, 2016)

HARTE HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement

On August 5, 2016, Harte Hanks, Inc. (the “Company”), entered into a Waiver and Second Amendment to Credit Agreement (the “Credit Agreement Amendment”) with Wells Fargo Bank, N.A., as Administrative Agent, which waived an event of default under and amended certain provisions of the Company’s Credit Agreement (the “Credit Agreement”), dated March 10, 2016, with Wells Fargo Bank, N.A., as Administrative Agent. Among other matters, the Credit Agreement Amendment (i) waived two events of default under the Credit Agreement caused by the Company’s (a) failure to have a Fixed Charge Coverage Ratio of at least 1.0:1.0 measured for the 12 month period ending April 30, 2016, and (b) failure to have a Leverage Ratio of not greater than 2.25:1.0, measured for the 12-month period ending June 30, 2016; (ii) amended the Credit Agreement to increase the interest rate on all loans under the Credit Agreement by one percentage point per annum effective May 31, 2016; (iii) amended the Credit Agreement to require that the Company have a Fixed Charge Coverage Ratio of at least 1.1:1.0 at the end of the 12-month period ending September 30, 2016 and for each 12-month period of months’ end thereafter; (iv) amended the Credit Agreement to require that the Company have a Leverage Ratio, measured on a month-end basis, of not greater than 2.25:1.0 through 2016 and of not greater than 2.0:1.0 for each month thereafter; and (v) added a new section to the Credit Agreement requiring the Company to have EBITDA, measured on a month-end basis, starting at $500,000 for the two-month period ending June 30, 2016 and increasing monthly until it is $24.0 million for the 12-month period ending April 30, 2017 and each 12-month period ending each month thereafter.

The foregoing description of the Credit Agreement Amendment is subject to and qualified in its entirety by reference to the full text of the Credit Agreement Amendment which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits

(d)              Exhibits. The following exhibit is being filed herewith.

10.1        Waiver and Second Amendment to Credit Agreement dated August 5, 2016, with Wells Fargo Bank, N.A., as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Dated:		August 9, 2016

By:	/s/ Robert L. R. Munden
	Name:	Robert L.R. Munden
	Title:	Executive Vice President,
General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

10.1	Waiver and Second Amendment to Credit Agreement dated August 5, 2016, with Wells Fargo Bank, N.A., as Administrative Agent